                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549




                                       FORM 8-K




                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES AND EXCHANGE ACT OF 1934



                          Date of Report: September 15, 1998



                              JACOR COMMUNICATIONS, INC.



                                       DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                 0-12404                               31-0978313
          (Commission File No.)            (IRS Employer Identification No.)



                            50 East RiverCenter Boulevard
                                      12th Floor
                                 Covington, KY 41011

                                    (606) 655-2267

Item 5.   OTHER EVENTS


     Subsequent to May 12, 1998, Jacor Communications, Inc. (the "Company") acquired two new, indirect wholly-owned subsidiaries: Tsunami Communications, Inc. ("Tsunami"), and M3X, Inc. ("M3X"). The financial statements of these two new subsidiaries were not required to be filed pursuant to Item 2 or Item 7 of Form 8-K because none of these acquisitions were significant to the Company. However, as required by the terms of the Company's various indentures relating to its outstanding senior subordinated notes, Tsunami and M3X now have become guarantors of such debt. Because audited financial statements for these subsidiary guarantors have not been previously included in the Company's consolidated financial statements, the Company is filing the financial statements included in Item 7 of this Form 8-K so that such financial statements may be incorporated by reference into any registration statements filed by the Company and its subsidiaries pursuant to the Securities Act of 1933, as amended, including without limitation the Company's Registration Statement on Form S-3 (File No. 333-51489). Tsunami and M3X will be co-registrants to such Registration Statements.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          (i)  Tsunami Communications, Inc.

               Report of Independent Accountants

               Balance Sheets as of December 31, 1996 and 1997 and June 30, 1998 (unaudited)

               Statements of Operations for the years ended December 31, 1995, 1996 and 1997 and the six month periods ended June 30, 1997 and 1998 (unaudited)

               Statements of Shareholders' Equity for the years ended December 31, 1995, 1996 and 1997

               Statements of Cash Flows for the years ended December 31, 1995, 1996 and 1997 and the six month periods ended June 30, 1997 and 1998 (unaudited)

               Notes to Financial Statements

          (ii) M3X, Inc.

               Report of Independent Accountants

               Balance Sheets as of April 30, 1998 and July 31, 1997

               Statements of Operations for the nine months ended April 30, 1998 and the years ended July 31, 1997 and 1996

               Statements of Changes in Stockholders' Equity for the nine months ended April 30, 1998 and the years ended July 31, 1997 and 1996

               Statements of Cash Flows for the nine months ended April 30, 1998 and the years ended July 31, 1997 and 1996

               Notes to Financial Statements

     (b)  Exhibits

          23.1 Consent of PricewaterhouseCoopers LLP



Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JACOR COMMUNICATIONS, INC.



September 15, 1998               By: /s/ R. CHRISTOPHER WEBER
                                     -------------------------------------------
                                     R. Christopher Weber, Senior Vice President
                                     and Chief Financial Officer

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and
Board of Directors of
Jacor Communications, Inc.

In our opinion, the accompanying balance sheets and the related statements of income and shareholders' equity and of cash flows present fairly, in all material respects, the financial position of Tsunami Communications, Inc. at December 31, 1996 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Cincinnati, Ohio
August 14, 1998

TSUNAMI COMMUNICATIONS, INC.
BALANCE SHEETS


                                                DECEMBER 31,   DECEMBER 31,   JUNE 30, 1998
                                                    1996           1997        (UNAUDITED)
                                                ------------   ----------------------------
                       ASSETS
Current assets:
      Cash                                      $     63,657    $   189,905
      Marketable securities                           40,663        254,217    $   185,514
      Accounts receivable                            104,010        107,223         32,339
      Related party notes receivable                 210,642         10,642
      Other                                           67,857          3,252
                                                ------------    -----------    -----------

        Total current assets                         486,829        565,239        217,853

Property, plant and equipment, net                 1,802,563      1,410,042      1,292,079
Intangible assets, net                             2,576,423      2,391,216      2,339,055
                                                ------------    -----------    -----------

        Total assets                            $  4,865,815    $ 4,366,497    $ 3,848,987
                                                ------------    -----------    -----------
                                                ------------    -----------    -----------

                    LIABILITIES

Current liabilities:
      Accounts payable                          $     98,234    $    42,760    $   113,583
      Accrued expenses                                75,754         90,391         43,456
      Current portion of notes payable               550,000      1,828,125      1,828,125
                                                ------------    -----------    -----------

        Total current liabilities                    723,988      1,961,276      1,985,164

Deferred revenue                                     220,833        170,833        145,833
Notes payable                                      5,350,000      4,046,875      4,021,875

               SHAREHOLDER'S EQUITY

Common stock, no par value, 1,000 shares
    authorized, 50 shares outstanding                  5,000          5,000          5,000
Additional paid in capital                                              625            625
Accumulated deficit                               (1,434,006)    (1,818,112)    (2,309,510)
                                                ------------    -----------    -----------

        Total shareholder's deficit               (1,429,006)    (1,812,487)    (2,303,885)
                                                ------------    -----------    -----------
        Total liabilities and shareholder's
         deficit                                $  4,865,815    $ 4,366,497    $ 3,848,987
                                                ------------    -----------    -----------
                                                ------------    -----------    -----------

The accompanying notes are an integral part of the financial statements.

TSUNAMI COMMUNICATIONS, INC.
STATEMENTS OF OPERATIONS


                                                                                                 SIX MONTH PERIOD ENDED
                                                           YEAR ENDED DECEMBER 31                 JUNE 30,  (UNAUDITED)
                                                  ----------------------------------------     -------------------------
                                                     1995           1996           1997           1997           1998
                                                  ----------     ----------     ----------     ----------     ----------
  Advertising sales agreement income              $  267,985     $1,609,200     $1,500,000     $  750,000     $  187,500

  Broadcast revenue                                  706,227        457,942        550,062        244,620        208,687
                                                  ----------     ----------     ----------     ----------     ----------
    Net revenue                                      974,212      2,067,142      2,050,062        994,620        396,187

  Broadcast operating expenses                       411,513        836,170        978,420        414,441        232,220

  General and administrative                         524,314        986,718        527,144        219,877        221,028

  Depreciation and amortization                      376,639        655,908        599,297        196,398        253,492
                                                  ----------     ----------     ----------     ----------     ----------
    Operating (loss) Income                         (338,254)      (411,654)       (54,799)       163,904       (310,553)

  Interest expense                                   317,721        334,438        324,745        161,391        160,192

  Other expense, net                                                  3,614          4,562          4,761         20,653
                                                  ----------     ----------     ----------     ----------     ----------
    Net loss                                      $ (655,975)    $ (749,706)    $ (384,106)    $   (2,248)    $ (491,398)
                                                  ----------     ----------     ----------     ----------     ----------
                                                  ----------     ----------     ----------     ----------     ----------

The accompanying notes are an integral part of the financial statements.


TSUNAMI COMMUNICATIONS, INC.
STATEMENT OF SHAREHOLDER'S EQUITY


                                            COMMON STOCK
                                          ----------------    ADDITIONAL
                                                               PAID-IN        ACCUMULATED
                                          SHARES    AMOUNT     CAPITAL          DEFICIT         TOTAL
                                          ------    ------    ----------     ------------    -----------
Balance, January 1, 1995                      50    $5,000                   $   (28,325)    $   (23,325)

     Net loss                                                                   (655,975)       (655,975)
                                          ------    ------    ----------     ------------    -----------
Balance, December 31, 1995                    50     5,000                      (684,300)       (679,300)

     Net loss                                                                   (749,706)       (749,706)
                                          ------    ------    ----------     ------------    -----------
Balance, December 31, 1996                    50     5,000                    (1,434,006)     (1,429,006)

     Capital contribution                                     $     625                              625
     Net loss                                                                   (384,106)       (384,106)
                                          ------    ------    ----------     ------------    -----------
Balance, December 31, 1997                    50     5,000          625      $(1,818,112)     (1,812,487)

     Net loss (unaudited)                                                       (491,398)       (491,398)
                                          ------    ------    ----------     ------------    -----------
Balance, June 30, 1998 (unaudited)            50    $5,000    $     625      $ 2,309,510     $ 2,303,885
                                          ------    ------    ----------     ------------    -----------
                                          ------    ------    ----------     ------------    -----------

The accompanying notes are an integral part of the financial statements.


TSUNAMI COMMUNICATIONS, INC.
STATEMENTS OF CASH FLOWS


                                                                                                          SIX MONTH PERIOD ENDED
                                                                   YEAR ENDED DECEMBER 31,                  JUNE 30, (UNAUDITED)
                                                        --------------------------------------------    ---------------------------
                                                            1995            1996            1997            1997           1998
                                                        ------------    ------------    ------------    ------------   ------------
Cash flow from operating activities:
     Net (loss)                                         $  (655,975)    $  (749,706)    $  (384,106)    $    (2,248)   $  (491,398)
     Adjustments to reconcile net loss to net
       cash used in operating activities:
     Depreciation                                           271,154         447,258         386,170          89,841        144,188
     Amortization                                           105,482         208,650         213,127         106,557        109,304
     Loss on disposal of assets                                                              85,722
     Unrealized (gain) loss on trading securities                             4,561          20,632         (13,350)       (18,674)
Changes in operating assets and liabilities:
     Accounts receivable                                   (202,357)        108,727          (3,213)         11,624         74,884
     Other current assets                                   237,553         (53,242)         64,605          64,702          3,252
     Accounts payable                                       101,445          (3,211)        (55,474)        (98,234)        70,823
     Accrued expenses                                        93,688         (33,858)         14,637          (8,941)       (46,935)
     Deferred revenue                                                       220,833         (50,000)        (25,000)       (25,000)
                                                        ------------    ------------    ------------    ------------   ------------
Net cash provided by (used in) operating activities         (49,010)        150,012         292,100         124,951       (179,556)

Cash flows from investing activities:
     Cash paid for station acquisitions                  (4,288,982)
     Loan to shareholder                                    (50,000)
     Repayment of shareholder loan                                           39,358                                         10,642
     Capital expenditures                                                  (458,659)       (107,291)        (78,821)       (83,368)
     Loan to related party                                                 (200,000)
     Repayment of related party loan                                                        200,000         200,000
     Purchases of investments                                               (45,224)       (234,186)       (170,894)
     Sales of investments                                                                                                   87,377
                                                        ------------    ------------    ------------    ------------   ------------
Net cash provided by (used in) investing
     activities                                          (4,338,982)       (664,525)       (141,477)        (49,715)        14,651

Cash flows from financing activities:
     Proceeds from notes payable                          4,482,328         475,000
     Payment on notes payable                                                               (25,000)        (25,000)       (25,000)
     Capital contribution                                                                       625
                                                        ------------    ------------    ------------    ------------   ------------
Net cash provided by (used in) financing
     activities                                           4,482,328         475,000         (24,375)        (25,000)       (25,000)
                                                        ------------    ------------    ------------    ------------   ------------
Net increase (decrease) in cash                              94,336         (39,513)        126,248          50,236       (189,905)

Cash, beginning of period                                     8,834         103,170          63,657          63,657        189,905
                                                        ------------    ------------    ------------    ------------   ------------
Cash, end of period                                     $   103,170     $    63,657     $   189,905     $   113,893    $        0
                                                        ------------    ------------    ------------    ------------   ------------
                                                        ------------    ------------    ------------    ------------   ------------
Supplemental disclosures of cash flow information:
          Cash paid for interest                        $   317,706     $   334,437     $   324,692     $   161,391    $  160,192

The accompanying notes are an integral part of the financial statements.


TSUNAMI COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS

1.   SUBSEQUENT EVENTS:

     On February 2, 1998, Anthony A. Galluzzo, owner of Tsunami Communications, Inc. (the "Company"), entered into an agreement by which Jacor Communications, Inc. ("Jacor") will purchase all shares of common stock of the Company for $500,000 cash. The closing of this transaction is expected to occur during the third quarter of 1998 and is conditioned on, among other things, receipt of Federal Communications Commission and other regulatory approvals.

2.   ACCOUNTING POLICIES AND DESCRIPTION OF BUSINESS:

     a. ORGANIZATION: Tsunami Communications, Inc. (the Company), a Colorado corporation, owns and operates radio stations KTCL (FM) and KIIX (AM). KTCL (FM) is located in Denver, Colorado and KIIX (AM) is located in Ft. Collins, Colorado. On April 6, 1994, the Company entered into a joint sales agreement ("JSA") with Jacor, giving Jacor the right to sell commercial broadcast advertisements for KTCL (FM). In exchange for this right, the Company receives fees from Jacor established in accordance with the agreement. On February 2, 1998, the Company terminated the JSA and entered into a time brokerage agreement ("TBA") with Jacor for the right to sell commercial broadcast advertisements for both KTCL (FM) and KIIX (AM). Collectively, the JSA and TBA are referred to as advertising sales agreements.

     b. REVENUE RECOGNITION: Broadcast revenue includes revenue earned for the sale of commercial advertisements and rental of broadcast tower space. Broadcast revenue for commercial broadcasting advertisements is recognized when the commercials are broadcast. Revenue from advertising sales agreements and tower rental fees are recognized as earned in accordance with the contracts.

     c. CONSOLIDATED STATEMENTS OF CASH FLOWS: For purposes of the consolidated statement of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less, when purchased, to be cash equivalents.

     d. CONCENTRATIONS OF CREDIT RISK: Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of the concentration of revenues from one major broadcast group. The Company's revenues from advertising sales agreement fees originate from Jacor.

TSUNAMI COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED



2.   ACCOUNTING POLICIES AND DESCRIPTION OF BUSINESS, CONTINUED:

     e. PROPERTY AND EQUIPMENT: Property and equipment are recorded at cost. Depreciation is provided using accelerated methods based upon the following estimated useful lives:

                 Land improvements                     7  years
                 Buildings                            39  years
                 Equipment                           5-7  years
                 Furniture and fixtures                7  years
                 Automobiles                           5  years


          When assets are retired or otherwise disposed of, the cost of the asset and the related accumulated depreciation are removed from their respective accounts and any resulting gain or loss is recognized.

     f. INTANGIBLE ASSETS: Intangible assets are stated at cost and amortized on the straight-line basis over the following lives:



                 Broadcast intangibles and goodwill   15
                 Other intangible                      5


          The carrying value of intangible assets is reviewed by the Company when events or circumstances indicate that the recoverability of an asset may be impaired. If this review indicates that recorded value of goodwill and FCC licenses will not be recoverable, as determined based on the undiscounted cash flows of the entity over the remaining amortization period, the carrying value of the goodwill and FCC licenses will be reduced accordingly.

     g. MARKETABLE SECURITIES: Marketable securities consist of mutual funds. Marketable securities are recorded in the balance sheet at market value. All marketable securities are defined as trading securities under the provision of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115) and unrealized holding gains and losses are reflected in earnings. Market value is determined by the most recently traded price of the security at the balance sheet date. Net realized gains or losses are determined on the first-in first-out cost method. The changes in net unrealized holding gains or losses on trading securities are $4,561, $20,633, $13,350, and $18,674 for the years ended December 31, 1996, 1997 and for the six month periods ended June 30, 1997 and 1998, respectively.

     h. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

TSUNAMI COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED



2.   ACCOUNTING POLICIES AND DESCRIPTION OF BUSINESS, CONTINUED:

     i. INCOME TAXES: Income taxes are provided based on the asset and liability method of accounting pursuant to Statement of Financial Accounting Standards (SFAS) 109, "Accounting for Income Taxes". Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

     j. INTERIM FINANCIAL DATA: The balance sheet as of June 30, 1998 and the statement of operations and statement of cash flows for the six month periods ended June 30, 1997 and 1998, included herein, have been prepared by the Company, without audit. The Company believes that the disclosures presented herein with respect to the unaudited period are adequate to make the information presented not misleading and reflect all adjustments (consisting only of normal recurring adjustments) which are necessary for fair presentation of results of operations for such periods.


3.   PROPERTY AND EQUIPMENT:

     Property and equipment at December 31, 1996 and 1997 consisted of the following:


                                                     1996            1997
                                                 ------------    ------------
    Land and land improvements                   $     50,883    $     50,883

    Buildings                                          98,876          98,876

    Tower and antenna                               1,847,957       1,884,489

    Equipment                                         467,849         360,698

    Furniture and fixtures                             55,410          27,453

    Automobiles                                                       12,854
                                                 ------------    ------------
                                                    2,520,975       2,435,253

    Less accumulated depreciation                    (718,412)     (1,025,211)
                                                 ------------    ------------

                                                 $  1,802,563    $  1,410,042
                                                 ------------    ------------
                                                 ------------    ------------


TSUNAMI COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED



4.   INTANGIBLE ASSETS:

     Intangible Assets at December 31, 1996 and 1997 consisted of the following:


                                                     1996           1997
                                                  ----------     ----------
    Broadcast intangibles                         $2,542,245     $2,542,245

    Goodwill                                         178,671        178,671

    Other intellectual assets                        169,638        197,558
                                                  ----------     ----------
                                                   2,890,554      2,918,474

    Less accumulated amortization                   (314,131)      (527,258)
                                                  ----------     ----------

                                                  $2,576,423     $2,391,216
                                                  ----------     ----------
                                                  ----------     ----------



5.   NOTES PAYABLE:

     At December 31, 1997, the Company has $5,875,000 of outstanding borrowings payable to a subsidiary of Jacor. The loans were made to the Company for the purpose of acquiring radio stations and other related broadcast assets. The notes are collateralized by substantially all the assets of the Company.


                                                                                      NOTE MATURITIES
                                             OUTSTANDING     ------------------------------------------------------------------
                                             BORROWINGS         1998          1999          2000          2001          2002
                                           --------------    ----------    ----------    ----------    ----------    ----------
Acquisition and Antenna term notes,
     12.5% interest payable quarterly      $    4,625,000    $  578,125    $  578,125    $  578,125    $  578,125    $  578,125

Revolving notes, 6% interest,
     principal and interest payable on
     demand                                     1,250,000     1,250,000
                                           --------------    ----------    ----------    ----------    ----------    ----------

                                           $    5,875,000    $1,828,125    $  578,125    $  578,125    $  578,125    $  578,125
                                           --------------    ----------    ----------    ----------    ----------    ----------
                                           --------------    ----------    ----------    ----------    ----------    ----------



TSUNAMI COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED




6.   INCOME TAXES:

     The Company recorded no income tax expense or benefit for the years ended December 31, 1996 and 1997. The Company has cumulative tax loss carry forwards of approximately $1,313,000 at December 31, 1997. The loss carry forwards will expire in the years 2009-2012. The Company has recorded a valuation allowance of $593,500 against the entire deferred tax asset related to the operating loss carry forwards and the other immaterial temporary differences.

7.   RELATED PARTY TRANSACTIONS:

     During 1995, the Company loaned $50,000 to the Company's shareholder. Repayment of the note was made in 1996 and 1998 in the amounts of $39,358 and $10,642, respectively.

     During 1996, the Company loaned $200,000 to Tsunami Communications of Northern Colorado, a corporation owned by the Company's shareholder. In 1997 the loan was paid in full.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and
Shareholders of Jacor Communications, Inc.


In our opinion, the accompanying balance sheets and the related statements of operations and changes in stockholders' equity and of cash flows present fairly, in all material respects, the financial position of M3X, Inc. at April 30, 1998 and July 31, 1997 and the results of their operations and their cash flows for the nine months ended April 30, 1998 and the years ended July 31, 1997 and 1996 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Cincinnati, Ohio
July 30, 1998

M3X, INC.
BALANCE SHEETS


                            ASSETS                   APRIL 30,     JULY 31,
                                                       1998          1997
                                                   ------------  -----------
Current assets:
  Cash                                             $    149,144  $   195,118
  Trade account receivable, net                         213,848      206,951
  Other current assets                                  378,705      165,750
                                                   ------------  -----------
   Total current assets                                 741,697      567,819

Property and equipment, net                             405,149      229,012
Other assets                                             32,151       33,759
                                                   ------------  -----------

   Total assets                                    $  1,178,997  $   830,590
                                                   ------------  -----------
                                                   ------------  -----------

             LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                 $     92,366  $    52,187
  Accrued expenses                                       67,027       66,684
  Notes payable                                         265,000
  Deferred income taxes                                  93,000       93,000
                                                   ------------  -----------

   Total current liabilities                            517,393      211,871

Stockholders' equity:
  Common stock - no par value; authorized 50,000
   shares; issued and outstanding 50,000 shares           6,624        6,624
  Additional paid in capital                             20,599       20,599
  Retained earnings                                     634,381      591,496
                                                   ------------  -----------

   Total stockholders' equity                           661,604      618,719
                                                   ------------  -----------

   Total liabilities and stockholders' equity      $  1,178,997  $   830,590
                                                   ------------  -----------
                                                   ------------  -----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

M3X, INC.
STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND THE YEARS ENDED JULY 31, 1997 AND 1996


                                             1998           1997          1996
                                         ------------   -----------   ------------
Broadcast revenue                        $  1,313,653   $ 1,624,696   $  1,506,990
Less agency commissions                        71,911       101,861         98,955
                                         ------------   -----------   ------------

  Net revenue                               1,241,742     1,522,835      1,408,035

Broadcast operating expenses                  676,971       778,199        692,784
General and administrative expenses           543,997       728,975        695,632
Depreciation and amortization                  15,497        26,839         21,039
                                         ------------   -----------   ------------

  Operating income (loss)                       5,277       (11,178)        (1,420)

Other income                                   59,608        51,922         91,877
                                         ------------   -----------   ------------

  Income before income taxes                   64,885        40,744         90,457

Income tax expense                             22,000        13,200         20,309
                                         ------------   -----------   ------------

  Net income                             $     42,885   $    27,544   $     70,148
                                         ------------   -----------   ------------
                                         ------------   -----------   ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

M3X, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND THE YEARS ENDED JULY 31, 1997 AND 1996


                                           1998         1997         1996
                                        ----------   ----------   ----------
Balance at beginning of year            $  618,719   $  595,175   $  529,027

Net income                                  42,885       27,544       70,148

Dividends - $.08 per share                    -          (4,000)      (4,000)
                                        ----------   ----------   ----------

Balance at end of year                  $  661,604   $  618,719   $  595,175
                                        ----------   ----------   ----------
                                        ----------   ----------   ----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

M3X, INC.
STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED APRIL 30, 1998 AND THE YEARS ENDED JULY 31, 1997 AND 1996


                                                 1998       1997       1996
                                              ---------  ---------  ---------
Cash flows from operating activities
Net income                                    $  42,885  $  27,544  $  70,148
Adjustments to reconcile net income to net
  cash used in operating activities:
    Depreciation                                 13,892     24,696     18,896
    Amortization                                  1,605      2,143      2,143
    Gain on sale of equipment                     -           (500)     -
Changes in operating assets and
 liabilities:
  Trade accounts receivable                      (6,897)    (1,916)   (85,115)
  Other assets                                 (212,955)     34,085   (42,528)
  Accounts payable                               40,179     (7,973)    41,323
  Accrued expenses                                  346     17,459     (9,105)
                                              ---------  ---------  ---------
  Net cash provided from (used in)
    operating activities                       (120,945)    95,538     (4,238)
                                              ---------  ---------  ---------
Cash flows from investing activities:
  Capital expenditures                         (190,029)   (34,319)   (51,587)
  Proceeds from the sale of equipment              -           500       -
                                              ---------  ---------  ---------
Net cash provided by (used in) investing
  activities                                   (190,029)   (33,819)   (51,587)

Cash flows from financing activities:
  Line-of credit borrowings                     265,000
  Dividends paid                                  -         (4,000)    (4,000)
                                              ---------  ---------  ---------

Net cash provided by (used in) financing
  activities                                    265,000     (4,000)    (4,000)
                                              ---------  ---------  ---------

Net increase (decrease) in cash                 (45,974)    57,719    (59,825)
                                              ---------  ---------  ---------

Cash, beginning of period                       195,118    137,399    197,224
                                              ---------  ---------  ---------

Cash, end of period                           $ 149,144  $ 195,118  $ 137,399
                                              ---------  ---------  ---------
                                              ---------  ---------  ---------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

M3X, INC.
NOTES TO FINANCIAL STATEMENTS

1.   ACCOUNTING POLICIES AND DESCRIPTION OF BUSINESS:

     a. ORGANIZATION: M3X, Inc. (the "Company"), owns and operates radio stations KRKT AM/FM (the "Stations") located in Albany, Oregon.

     b. BROADCAST REVENUE: Broadcast revenue for commercial broadcasting advertisements is recognized when the commercial is broadcast.

     c. PROPERTY AND EQUIPMENT: Property and equipment are recorded at cost. Depreciation is provided using the straight line method based upon the estimated useful lives of the respective assets, ranging from 5 to 20 years. When assets are retired or otherwise disposed of, the cost of the asset and the related accumulated depreciation are removed from their respective accounts and any resulting gain or loss is recognized.

     d. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     e. INCOME TAXES: Income taxes are provided based on the asset and liability method of accounting pursuant to Statement of Financial Accounting Standards (SFAS) 109, "Accounting for Income Taxes". Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

          The deferred tax liability at April 30, 1998 relates primarily to depreciation and amortization temporary differences for property and equipment and intangible assets. The Company's effective tax rate for each of the years presented approximates statutory rates.

2.   SUBSEQUENT EVENT:

     On June 24, 1998, the Company entered into an agreement to sell all of the outstanding common stock of M3X, Inc. to Jacor Communications Company (a wholly-owned subsidiary of Jacor Communications, Inc.) for approximately $3,825,000 in cash, subject to certain adjustments. The closing is conditioned on, among other things, receipt of FCC and other regulatory approvals.

3.   PROPERTY AND EQUIPMENT:

     Property and equipment at April 30, 1998 and December 31, 1997 consisted of the following:


                                                     04/30/98     7/31/97
                                                    ----------   ----------
     Land                                           $   33,669   $   33,669
     Office and computer equipment                     141,284      130,488
     Broadcast equipment                               396,956      386,592
     Vehicles                                           28,915       28,915
     Leasehold improvements                            203,487       34,619
                                                    ----------   ----------

                                                       804,311      614,283

     Less accumulated depreciation                    (399,162)    (385,271)
                                                    ----------   ----------

                                                    $  405,149   $  229,012
                                                    ----------   ----------
                                                    ----------   ----------



4.        OTHER CURRENT ASSETS:


                                                       04/30/98       07/31/97
                                                      ----------     ----------
     Notes receivable-related party (note 5)          $  345,337     $  134,387
     Other                                                33,368         31,363
                                                      ----------     ----------

                                                      $  378,705     $  165,750
                                                      ----------     ----------
                                                      ----------     ----------


5.   RELATED PARTY TRANSACTIONS:

     In 1991, the Company loaned $157,000 to a stockholder. The note receivable bears interest at the prime rate plus 1.625% until paid. The outstanding balance of approximately $80,000 at April 30, 1998 will be repaid to the Company upon completion of the sale of M3X, Inc. to Jacor.

     In 1997, the Company borrowed $265,000 under their line-of credit with a bank and loaned the proceeds to a stockholder. The bank borrowings bear interest at 10% and are due on October 31, 1998. The outstanding balance of the note receivable in the amount of $265,000 as of April 30, 1998 will be repaid to the Company upon completion of the sale of M3X, Inc. to Jacor.

     A partnership owned by the stockholders of M3X, Inc. owns studio properly which is leased to M3X, Inc. for $3,500 per month. The lease is scheduled to expire on March 31, 2001.

6.   LEASES:

     The company leases certain equipment and facilities used in their operations. Future minimum rentals under all noncancelable operating leases for the three months in the fiscal year ending July 31, 1998 and subsequent fiscal years are as follows:


                           1998 (three months)    $  11,925
                           1999                      48,400
                           2000                      34,200
                           2001                       4,800


     Rental expense was approximately $33,100, $42,500, and $42,200 for the nine months ended April 30, 1998 and the years ended July 31, 1997 and 1996, respectively.